                                                                    Exhibit 10.2

                                                                  Execution Copy

                          CONTRIBUTION, CONVEYANCE AND
                              ASSUMPTION AGREEMENT

     This Contribution, Conveyance and Assumption Agreement, dated as of March 15, 2006 is entered into by and among LEGACY RESERVES LP, a Delaware limited partnership (the "Partnership"), LEGACY RESERVES OPERATING LP, a Delaware limited partnership (the "OLP"), LEGACY RESERVES GP, LLC, a Delaware limited liability company (the "GP"), LEGACY RESERVES OPERATING GP LLC, a Delaware limited liability company (the "OLP GP"), MORIAH PROPERTIES, LTD., a Texas limited partnership ("Moriah Properties"), DAB RESOURCES, LTD., a Texas limited partnership ("DAB Resources"), BROTHERS PRODUCTION PROPERTIES, LTD., a Texas limited partnership ("Brothers"), BROTHERS PRODUCTION COMPANY, INC., a Texas corporation ("Brothers Production"), BROTHERS OPERATING COMPANY, INC., a Texas corporation ("Brothers Operating"), J&W MCGRAW PROPERTIES, LTD., a Texas limited partnership ("J&W Properties"), H2K HOLDINGS, LTD., a Texas limited partnership ("H2K Holdings"), MBN PROPERTIES LP, a Delaware limited partnership ("MBN Properties"), CHARITIES SUPPORT FOUNDATION, INC., a Texas nonprofit corporation ("CSFI"), MORIAH FOUNDATION, a Texas nonprofit corporation ("Moriah Foundation"), and CARY BROWN FAMILY FOUNDATION, a Texas nonprofit corporation ("CB Foundation"). The foregoing shall be referred to individually as a "Party" and collectively as the "Parties".

                                    RECITALS:

          WHEREAS, Moriah Properties, DAB Resources, Brothers, Brothers Production, Brothers Operating, J&W Properties, H2K Holdings and MBN Properties have formed the GP pursuant to the Delaware Limited Liability Company Act (the "Delaware LLC Act");

          WHEREAS, the GP and Moriah Properties have formed the Partnership pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware Limited Partnership Act"), for the purpose of acquiring, owning and operating certain oil and natural gas properties located in the Permian Basin of West Texas and Southeast New Mexico;

          WHEREAS, the Partnership has formed the OLP GP pursuant to the Delaware LLC Act;

          WHEREAS, the Partnership and the OLP GP have formed the OLP pursuant to the Delaware Limited Partnership Act.

          NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:

                                   ARTICLE I
                            DEFINITIONS AND SCHEDULES

1.1 Definitions. The following capitalized terms have the meanings given below:

          (a) "Acts" shall mean collectively the Delaware Limited Partnership Act, the Delaware LLC Act, and the Delaware Corporation Act.

          (b) "Affiliate" has the meaning assigned to such term in the Partnership Agreement.

          (c) "Agreement" means this Contribution, Conveyance and Assumption Agreement.

          (d) "Assets" has the meaning assigned to such term in Section 4.1.

          (e) "Beneficial Owner" has the meaning assigned to such term in
     Section 7.2.

          (f) "Brothers" has the meaning assigned to such term in the first paragraph of this Agreement.

          (g) "Brothers Assets" shall mean the assets described on Schedule 2.3.

          (h) "Brothers Liabilities" means all obligations and liabilities associated with the Brothers Assets.

          (i) "Brothers Operating" has the meaning assigned to such term in the first paragraph of this Agreement.

          (j) "Brothers Operating Assets" shall mean the assets described on
     Schedule 2.5.

          (k) "Brothers Operating Liabilities" means all obligations and liabilities associated with the Brothers Operating Assets.

          (l) "Brothers Production" has the meaning assigned to such term in the first paragraph of this Agreement.

          (m) "Brothers Production Assets" shall mean the assets described on
     Schedule 2.4.

          (n) "Brothers Production Liabilities" means all obligations and liabilities associated with the Brothers Production Assets.

          (o) "CB Foundation" has the meaning assigned to such term in the first paragraph of this Agreement.

          (p) "CB Foundation Assets" shall mean the assets described on Schedule 2.11.

          (q) "CB Foundation Liabilities" means all obligations and liabilities associated with the CB Foundation Assets.

          (r) "Contributing Party" has the meaning assigned to such term in
     Section 6.12.


                                      -2-

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          (s) "Credit Facility" means the Credit Agreement dated the Effective
     Date among Legacy Reserves LP, as borrower, the various lenders that are parties thereto and BNP Paribas, as administrative agent for the lenders, providing for a $300,000,000 revolving credit facility.

          (t) "CSFI" has the meaning assigned to such term in the first paragraph of this Agreement.

          (u) "CSFI Assets" shall mean the assets described on Schedule 2.9.

          (v) "CSFI Liabilities" means all obligations and liabilities associated with the CSFI Assets.

          (w) "DAB Resources" has the meaning assigned to such term in the first paragraph of this Agreement.

          (x) "DAB Resources Assets" shall mean the assets described on Schedule 2.2.

          (y) "DAB Resources Liabilities" means all obligations and liabilities associated with the DAB Resources Assets.

          (z) "Delaware Corporation Act" means the Delaware General Corporation Law.

          (aa) "Delaware LLC Act" has the meaning assigned to such term in the Recitals of this Agreement.

          (bb) "Delaware Limited Partnership Act" has the meaning assigned to such term in the Recitals to this Agreement.

          (cc) "Effective Date" means March 15, 2006.

          (dd) "Effective Time" means 12:01 a.m. Eastern Standard Time on the Effective Date.

          (ee) "Extended Closing Time" has the meaning assigned to such term in the Purchase/Placement Agreement.

          (ff) "Founders Assets" means collectively, the Moriah Properties Assets, the DAB Resources Assets, the Brothers Assets, the Brothers Production Assets, the Brothers Operating Assets, the J&W Properties Assets, the H2K Holdings Assets and the MBN Properties Assets.

          (gg) "H2K Holdings" has the meaning assigned to such term in the first paragraph of this Agreement.

          (hh) "H2K Holdings Assets" shall mean the assets described on Schedule 2.7.


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          (ii) "H2K Holdings Liabilities" means all obligations and liabilities associated with the H2K Holdings Assets.

          (jj) "Individual Assignments" has the meaning assigned to such term in
     Section 2.15.

          (kk) "Initial Purchaser/Placement Agent" means Friedman, Billings, Ramsey & Co., Inc.

          (ll) "GP" has the meaning assigned to such term in the first paragraph of this Agreement.

          (mm) "J&W Properties" has the meaning assigned to such term in the first paragraph of this Agreement.

          (nn) "J&W Properties Assets" shall mean the assets described on
     Schedule 2.6.

          (oo) "J&W Properties Liabilities" means all obligations and liabilities associated with the J&W Properties Assets.

          (pp) "Laws" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

          (qq) "MBN Properties" has the meaning assigned to such term in the first paragraph of this Agreement.

          (rr) "MBN Properties Assets" shall mean the assets described on
     Schedule 2.8.

          (ss) "MBN Properties Liabilities" means all obligations and liabilities associated with the MBN Properties Assets.

          (tt) "Moriah Foundation" has the meaning assigned to such term in the first paragraph of this Agreement.

          (uu) "Moriah Foundation Assets" shall mean the assets described on
     Schedule 2.10.

          (vv) "Moriah Foundation Liabilities" means all obligations and liabilities associated with the Moriah Foundation Assets.

          (ww) "Moriah Properties" has the meaning assigned to such term in the first paragraph of this Agreement.

          (xx) "Moriah Properties Assets" shall mean the assets described on
     Schedule 2.1.


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          (yy) "Moriah Properties Liabilities" means all obligations and liabilities associated with the Moriah Properties Assets.

          (zz) "Offering" means the offering of Units to be made pursuant to the Offering Memorandum.

          (aaa) "Offering Memorandum" means the private offering memorandum dated March 6, 2006 relating to the private offering of Units of the Partnership.

          (bbb) "OLP" has the meaning assigned to such term in the first paragraph of this Agreement.

          (ccc) "Omnibus Agreement" means the Omnibus Agreement dated of even date herewith, by and among the Partnership, the GP and the other parties thereto.

          (ddd) "Option Closing Time" has the meaning assigned to such term in the Purchase/Placement Agreement.

          (eee) "Option Units" has the meaning assigned to such term in the Purchase/Placement Agreement.

          (fff) "Partnership Agreement" means the Agreement of Limited Partnership of the Partnership, as it may be amended and restated from time to time.

          (ggg) "Party and Parties" have the meanings assigned to such terms in the first paragraph of this Agreement.

          (hhh) "Purchase/Placement Agreement" means the Purchase/Placement Agreement dated March 6, 2006, by and among the Initial Purchaser/Placement Agent, the Partnership, and the other parties thereto.

          (iii) "Receiving Party" has the meaning assigned to such term in
     Section 6.12.

          (jjj) "Redeeming Entities" means collectively, Moriah Properties, DAB Resources, Brothers, Brothers Production, Brothers Operating, J&W Properties and H2K Holdings.

          (kkk) "Redemption Percentage" means the percentage for each of the Redeeming Entities as follows:

             Moriah Properties ................................   33.42%
             DAB Resources ....................................    7.84%
             Brothers .........................................   46.48%
             Brothers Production ..............................    2.47%
             Brothers Operating ...............................   0.49%

J&W Properties ..........................................    8.55%
H2K Holdings ............................................    0.75%

          (lll) "Restriction" has the meaning assigned to such term in Section 7.2.

          (mmm) "Restriction Asset" has the meaning assigned to such term in
     Section 7.2.

          (nnn) "Selling Parties" means CSFI, Moriah Foundation and CB
     Foundation.

          (ooo) "Units" has the meaning assigned to such term in the Partnership Agreement.

1.2 Schedules. The following schedules are attached hereto:

          Schedule 2.1 - Description of Moriah Properties Assets;

          Schedule 2.2 - Description of DAB Resources Assets;

          Schedule 2.3 - Description of Brothers Assets;

          Schedule 2.4 - Description of Brothers Production Assets;

          Schedule 2.5 - Description of Brothers Operating Assets;

          Schedule 2.6 - Description of J&W Properties Assets;

          Schedule 2.7 - Description of H2K Holdings Assets;

          Schedule 2.8 - Description of MBN Properties Assets;

          Schedule 2.9 - Description of CSFI Assets;

          Schedule 2.10 - Description of Moriah Foundation Assets; and

          Schedule 2.11 - Description of CB Foundation Assets

                                   ARTICLE II
                              CLOSING TRANSACTIONS

2.1 Contribution of Moriah Assets to Partnership and GP. Moriah Properties hereby grants, contributes, transfers, assigns and conveys to the Partnership, its successors and assigns, a 99.9% undivided interest and to the GP, its successors and assigns, a .1% undivided interest in the Moriah Properties Assets, for its and their own use forever.

     TO HAVE AND TO HOLD the Moriah Properties Assets unto the Partnership and the GP, their respective successors and assigns, in such undivided interests, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement forever.

     Moriah Properties acknowledges receipt of 7,334,070 Units from the Partnership and the continuation of its membership interest in the GP as consideration for the contributions of undivided interests in the Moriah Properties Assets.

2.2 Contribution of DAB Resources Assets to Partnership and GP. DAB Resources hereby grants, contributes, transfers, assigns and conveys to the Partnership, its successors and assigns, a 99.9% undivided interest and to the GP, its successors and assigns, a .1% undivided interest in the DAB Resources Assets, for its and their own use forever.

     TO HAVE AND TO HOLD the DAB Resources Assets unto the Partnership and the GP, their respective successors and assigns, in such undivided interests, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement forever.

     DAB Resources acknowledges receipt of 859,703 Units from the Partnership and the continuation of its membership interest in the GP as consideration for the contributions of undivided interests in the DAB Resources Assets.

2.3 Contribution of Brothers Assets to Partnership and GP. Brothers hereby grants, contributes, transfers, assigns and conveys to the Partnership, its successors and assigns, a 99.9% undivided interest and to the GP, its successors and assigns, a .1% undivided interest in the Brothers Assets, for its and their own use forever.

     TO HAVE AND TO HOLD the Brothers Assets unto the Partnership and the GP, their respective successors and assigns, in such undivided interests, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement forever.

     Brothers acknowledges receipt of 4,968,945 Units from the Partnership and the continuation of its membership interest in the GP as consideration for the contributions of undivided interests in the Brothers Assets.

2.4 Contribution of Brothers Production Assets to Partnership and GP. Brothers Production hereby grants, contributes, transfers, assigns and conveys to the Partnership, its successors and assigns, a 99.9% undivided interest and to the GP, its successors and assigns, a .1% undivided interest in the Brothers Production Assets, for its and their own use forever.

     TO HAVE AND TO HOLD the Brothers Production Assets unto the Partnership and the GP, their respective successors and assigns, in such undivided interests, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement forever.

     Brothers Production acknowledges receipt of 264,305 Units from the Partnership and the continuation of its membership interest in the GP as consideration for the contributions of undivided interests in the Brothers Production Assets.

2.5 Contribution of Brothers Operating Assets to Partnership and GP. Brothers Operating hereby grants, contributes, transfers, assigns and conveys to the Partnership, its successors and assigns, a 99.9% undivided interest and to the GP, its successors and assigns, a .1% undivided interest in the Brothers Operating Assets, for its and their own use forever.

     TO HAVE AND TO HOLD the Brothers Operating Assets unto the Partnership and the GP, their respective successors and assigns, in such undivided interests, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement forever.

     Brothers Operating acknowledges receipt of 52,861 Units from the Partnership and the continuation of its membership interest in the GP as consideration for the contributions of undivided interests in the Brothers Operating Assets.

2.6 Contribution of J&W Properties Assets to Partnership and GP. J&W Properties hereby grants, contributes, transfers, assigns and conveys to the Partnership, its successors and assigns, a 99.9% undivided interest and to the GP, its successors and assigns, a .1% undivided interest in the J&W Properties Assets, for its and their own use forever.

     TO HAVE AND TO HOLD the J&W Properties Assets unto the Partnership and the GP, their respective successors and assigns in such undivided interests, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement forever.

     J&W Properties acknowledges receipt of 914,246 Units from the Partnership and the continuation of its membership interest in the GP as consideration for the contributions of undivided interests in the J&W Properties Assets.

2.7 Contribution of H2K Holdings Assets to Partnership and GP. H2K Holdings hereby grants, contributes, transfers, assigns and conveys to the Partnership, its successors and assigns, a 99.9% undivided interest and to the GP, its successors and assigns, a .1% undivided interest in the H2K Holdings Assets, for its and their own use forever.

     TO HAVE AND TO HOLD the H2K Holdings Assets unto the Partnership and the GP, their respective successors and assigns, in such undivided interests, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement forever.

     H2K Holdings acknowledges receipt of 83,499 Units from the Partnership and the continuation of its membership interest in the GP as consideration for the contributions of undivided interests in the H2K Holdings Assets.

2.8 Contribution of MBN Properties Assets to Partnership and GP. MBN Properties hereby grants, contributes, transfers, assigns and conveys to the Partnership, its successors and assigns, a 99.9% undivided interest and to the GP, its successors and assigns, a .1% undivided interest in the MBN Properties Assets, for its and their own use forever.

     TO HAVE AND TO HOLD the MBN Properties Assets unto the Partnership and the GP, their respective successors and assigns, in such undivided interests, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement forever.

     MBN Properties acknowledges receipt of 3,162,438 Units from the Partnership and the continuation of its membership interest in the GP as consideration for the contributions of undivided interests in the MBN Properties Assets, and acknowledges the payment by the Partnership of $65,300,000.00, said cash payment to be treated for all purposes as though the Partnership assumed all of the outstanding indebtedness of MBN Properties with respect to the MBN Properties Assets immediately followed by the discharge by the Partnership of such indebtedness with any cash received by MBN Properties for such purpose to be held as agent for the lenders, who shall immediately be paid such cash in repayment of the debt assumed.

2.9 Conveyance and Sale of CSFI Assets to the OLP. CSFI hereby grants, contributes, transfers, assigns and conveys to the OLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the CSFI Assets.

     TO HAVE AND TO HOLD the CSFI Assets unto the OLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in the Individual Assignments forever.

     CSFI acknowledges receipt of $209,106.00 from the OLP as consideration for the sale of the CSFI Assets.

2.10 Conveyance and Sale of Moriah Foundation Assets to the OLP. Moriah Foundation hereby grants, contributes, transfers, assigns and conveys to the OLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Moriah Foundation Assets.

     TO HAVE AND TO HOLD the Moriah Foundation Assets unto the OLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in the Individual Assignments forever.

     Moriah Foundation acknowledges receipt of $3,736,874.00 from the OLP as consideration for the sale of the Moriah Foundation Assets.

2.11 Conveyance and Sale of the CB Foundation Assets to the OLP. CB Foundation hereby grants, contributes, transfers, assigns and conveys to the OLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the CB Foundation Assets.

     TO HAVE AND TO HOLD the CB Foundation Assets unto the OLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in the Individual Assignments forever.

     CB Foundation acknowledges receipt of $3,736,874.00 from the OLP as consideration for the sale of the CB Foundation Assets.

2.12 GP Contribution to Partnership of Interest in Founders Assets. The GP hereby grants, contributes, transfers, assigns and conveys to the Partnership, its successors and assigns, for its and their own use forever, a .1% undivided interest in the Founders Assets.

     TO HAVE AND TO HOLD said undivided interest in the Founders Assets unto the Partnership, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement forever.

     The GP acknowledges receipt of a .1% general partner interest in the Partnership as consideration for the contribution of said undivided interest in the Founders Assets.

2.13 Partnership Contribution of Founders Assets to OLP and OLP GP. The Partnership hereby grants, contributes, transfers, assigns and conveys to the OLP, its successors and assigns, a 99.99% undivided interest and to the OLP GP, its successors and assigns, a .01% undivided interest in the Founders Assets, for its and their own use forever.

     TO HAVE AND TO HOLD said undivided interest in the Founders Assets unto the OLP and the OLP GP, their respective successors and assigns, in such undivided interests, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement forever.

     The Partnership acknowledges the continuation of its 99.99% limited partner interest in the OLP and the continuation of its 100% membership interest in the OLP GP as consideration for the contribution of the respective undivided interests in the Founders Assets.

2.14 OLP GP Contribution of Undivided Interest in Founders Assets to OLP. The OLP GP hereby contributes and conveys to the OLP, its successors and assigns, a ..01% undivided interest in the Founders Assets, for its and their own use forever.

     TO HAVE AND TO HOLD said undivided interest in the Founders Assets unto the OLP, its successors and assigns, for its and their own use forever, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement forever.

     The OLP GP acknowledges the continuation of its .01% general partner interest in the OLP as consideration for the contribution of such undivided interest in the Founders Assets.

2.15 Individual Assignments. To further evidence the contributions of the Assets reflected in this Agreement, each Party making such contribution may have executed and delivered to the Party receiving such contribution certain conveyance, assignment and bill of sale instruments (the "Individual Assignments"). The Individual Assignments shall evidence and perfect such contributions and conveyances made by this Agreement and shall not constitute a second conveyance of any assets or interests therein and are not intended to modify, and shall not modify, any of the terms, covenants and conditions set forth in this Agreement.

2.16 Borrowing Under Credit Facility. The Partnership shall borrow $65,800,000.00 under the Credit Facility and contribute such borrowing to the OLP and the OLP will use such amount together with net proceeds of the Offering to, among other things, pay the Selling Parties and MBN Properties the cash amounts set forth for such Parties above.

2.17 Redemption of Units. Subject to contribution of the Founders Assets, the receipt by the Contributing Parties of the Units set forth above and the issuance of Units pursuant to the Offering, the Partnership shall redeem from the Redeeming Entities 4,400,000 Units (4,650,00 Units if the all the Option Units are issued), in the aggregate, at a price of $15.895 per Unit for total consideration of $69,938,000.00 ($73,911,750.00 if all of the Option Units are issued). The Partnership shall redeem from the Redeeming Entities, pro rata, in accordance with their Redemption Percentage, (a) on the Effective Date and on the Extended Closing Time (if applicable), a total of 4,400,000 Units and (b) at the Option Closing Time, if any, a number of Units equal to the Option Units delivered by the Partnership to the purchasers thereof.

                                  ARTICLE III
                        ASSUMPTION OF CERTAIN LIABILITIES

3.1 Assumption of Moriah Properties Liabilities by the OLP. In connection with the contribution of the Moriah Properties Assets to the OLP, as set forth above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Moriah Properties Liabilities, to the full extent that Moriah Properties has been heretofore or would have been in the future obligated to pay, perform and discharge the Moriah Properties Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Moriah Properties Liabilities shall not (a) increase the obligation of the OLP with respect to the Moriah Properties Liabilities beyond that of Moriah Properties, (b) waive any valid defense that was available to Moriah Properties with respect to the Moriah Properties Liabilities or (c) enlarge any rights or remedies of any third party under any of the Moriah Properties Liabilities.

3.2 Assumption of DAB Resources Liabilities by the OLP. In connection with the contribution of the DAB Resources Assets to the OLP, as set forth above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the DAB Resources Liabilities, to the full extent that DAB Resources has been heretofore or would have been in the future obligated to pay, perform and discharge the DAB Resources Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the DAB Resources Liabilities shall not (a) increase the obligation of the OLP with respect to the DAB Resources Liabilities beyond that of DAB Resources, (b) waive any valid defense that was available to DAB Resources with respect to the DAB Resources Liabilities or (c) enlarge any rights or remedies of any third party under any of the DAB Resources Liabilities.

3.3 Assumption of Brothers Liabilities by the OLP. In connection with the contribution of the Brothers Assets to the OLP, as set forth above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Brothers Liabilities, to the full extent that Brothers has been heretofore or would have been in the future obligated to pay, perform and discharge the Brothers Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Brothers Liabilities shall not (a) increase the obligation of the OLP with respect to the Brothers Liabilities beyond that of Brothers, (b) waive any valid defense that was available to Brothers with respect to the Brothers Liabilities or (c) enlarge any rights or remedies of any third party under any of the Brothers Liabilities.

3.4 Assumption of Brothers Production Liabilities by the OLP. In connection with the contribution of the Brothers Production Assets to the OLP, as set forth above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Brothers Production Liabilities, to the full extent that Brothers Production has been heretofore or would have been in the future obligated to pay, perform and discharge the Brothers Production Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Brothers Production Liabilities shall not (a) increase the obligation of the OLP with respect to the Brothers Production Liabilities beyond that of Brothers Production, (b) waive any valid defense that was available to Brothers Production with respect to the Brothers Production Liabilities or (c) enlarge any rights or remedies of any third party under any of the Brothers Production Liabilities.

3.5 Assumption of Brothers Operating Liabilities by the OLP. In connection with the contribution of the Brothers Operating Assets to the OLP, as set forth above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Brothers Operating Liabilities, to the full extent that Brothers Operating has been heretofore or would have been in the future obligated to pay, perform and discharge the Brothers Operating Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Brothers Operating Liabilities shall not (a) increase the obligation of the OLP with respect to the Brothers Operating Liabilities beyond that of Brothers Operating, (b) waive any valid defense that was available to Brothers Operating with respect to the Brothers Operating Liabilities or (c) enlarge any rights or remedies of any third party under any of the Brothers Operating Liabilities.

3.6 Assumption of J&W Properties Liabilities by the OLP. In connection with the contribution of the J&W Properties Assets to the OLP, as set forth above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the J&W Properties Liabilities, to the full extent that J&W Properties has been heretofore or would have been in the future obligated to pay, perform and discharge the J&W Properties Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the J&W Properties Liabilities shall not (a) increase the obligation of the OLP with respect to the J&W Properties Liabilities beyond that of J&W Properties, (b) waive any valid defense that was available to J&W Properties with respect to the J&W Properties Liabilities or (c) enlarge any rights or remedies of any third party under any of the J&W Properties Liabilities.

3.7 Assumption of H2K Holdings Liabilities by the OLP. In connection with the contribution of the H2K Holdings Assets to the OLP, as set forth above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the H2K Holdings Liabilities, to the full extent that H2K Holdings has been heretofore or would have been in the future obligated to pay, perform and discharge the H2K Holdings Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the H2K Holdings Liabilities shall not (a) increase the obligation of the OLP with respect to the H2K Holdings Liabilities beyond that of H2K Holdings, (b) waive any valid defense that was available to H2K Holdings with respect to the H2K Holdings Liabilities or (c) enlarge any rights or remedies of any third party under any of the H2K Holdings Liabilities.

3.8 Assumption of MBN Properties Liabilities by the OLP. In connection with the contribution of the MBN Properties Assets to the OLP, as set forth above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the MBN Properties Liabilities, to the full extent that MBN Properties has been heretofore or would have been in the future obligated to pay, perform and discharge the MBN Properties Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the MBN Properties Liabilities shall not (a) increase the obligation of the OLP with respect to the MBN Properties Liabilities beyond that of MBN Properties, (b) waive any valid defense that was available to MBN Properties with respect to the MBN Properties Liabilities or (c) enlarge any rights or remedies of any third party under any of the MBN Properties Liabilities.

3.9 Assumption of CSFI Liabilities by the OLP. In connection with the contribution of the CSFI Assets to the OLP, as set forth above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the CSFI Liabilities, to the full extent that CSFI has been heretofore or would have been in the future obligated to pay, perform and discharge the CSFI Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the CSFI Liabilities shall not (a) increase the obligation of the OLP with respect to the CSFI Liabilities beyond that of CSFI, (b) waive any valid defense that was available to CSFI with respect to the CSFI Liabilities or (c) enlarge any rights or remedies of any third party under any of the CSFI Liabilities.

3.10 Assumption of Moriah Foundation Liabilities by the OLP. In connection with the contribution of the Moriah Foundation Assets to the OLP, as set forth above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Moriah Foundation Liabilities, to the full extent that Moriah Foundation has been heretofore or would have been in the future obligated to pay, perform and discharge the Moriah Foundation Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Moriah Foundation Liabilities shall not (a) increase the obligation of the OLP with respect to the Moriah Foundation Liabilities beyond that of Moriah Foundation, (b) waive any valid defense that was available to Moriah Foundation with respect to the Moriah Foundation Liabilities or (c) enlarge any rights or remedies of any third party under any of the Moriah Foundation Liabilities.

3.11 Assumption of CB Foundation Liabilities by the OLP. In connection with the contribution of the CB Foundation Assets to the OLP, as set forth above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the CB Foundation Liabilities, to the full extent that CB Foundation has been heretofore or would have been in the future obligated to pay, perform and discharge the CB Foundation Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the CB Foundation Liabilities shall not (a) increase the obligation of the OLP with respect to the CB Foundation Liabilities beyond that of CB Foundation, (b) waive any valid defense that was available to CB Foundation with respect to the CB Family Foundation Liabilities or (c) enlarge any rights or remedies of any third party under any of the CB Foundation Liabilities.

3.12 General Provisions. Notwithstanding anything to the contrary contained in this Agreement including, without limitation, the terms and provisions of this
Article III, none of the parties shall be deemed to have assumed, and none of the Assets have been or are being contributed subject to any liens or security interests securing consensual indebtedness covering any of the assets, except to the extent set forth on a schedule to this Agreement, and all such liens and security interests shall be deemed to be excluded from the assumptions of liabilities made under this Article III.

                                   ARTICLE IV
                                  TITLE MATTERS

4.1 Encumbrances.

          (a) Except to the extent provided in Section 3.12 or any other document executed in connection with this Agreement or the Offering including, without limitation, the Omnibus Agreement, the contribution and conveyance (by operation of law or otherwise) of the various physical assets as reflected in this Agreement (collectively, the "Assets") are made expressly subject to all recorded encumbrances, agreements, defects, restrictions, and adverse claims covering the respective Assets (other than liens not shown on any of the schedules to this Agreement) and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the Assets and operations conducted thereon or therewith, in each case to the extent the same are valid and enforceable and affect the Assets, including, without limitation, (i) all matters that a current on the ground survey, title insurance commitment or policy, or visual inspection of the Assets would reflect, (ii) the applicable liabilities assumed in Article III, and
     (iii) all matters contained in the Individual Assignments.

          (b) To the extent that certain jurisdictions in which the Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the provisions set forth in Section 4.1(a) immediately above shall also be applicable to the conveyances under such documents.

4.2 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.

          (a) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION THE OMNIBUS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT

     NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (B) THE INCOME TO BE DERIVED FROM THE ASSETS, (C) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE RESPECTIVE ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE RESPECTIVE ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, EACH OF THE PARTIES ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN "AS IS", "WHERE IS" CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN

     EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT.

          (b) To the extent that certain jurisdictions in which the Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the disclaimers set forth in Section 4.2(a) immediately above shall also be applicable to the conveyances under such documents.

          (c) The contributions of the Assets made under this Agreement are made with full rights of substitution and subrogation of the respective parties receiving such contributions, and all persons claiming by, through and under such parties, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the parties contributing the Assets, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets.

          (d) Each of the Parties agrees that the disclaimers contained in this
     Section 4.2 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

     Each of the Parties hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

                                    ARTICLE V
                               FURTHER ASSURANCES

5.1 Further Assurances. From time to time after the date hereof, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

5.2 Other Assurances. From time to time after the date hereof, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, the Parties acknowledge that the Parties have used their good faith efforts to attempt to identify all of the assets being contributed to the GP, the Partnership, the OLP GP and the OLP as required in connection with the Offering. However, due to the age of some of those assets and the difficulties in locating appropriate data with respect to some of the assets it is possible that assets intended to be contributed to the GP, the Partnership, the OLP GP and the OLP were not identified and therefore are not included in the assets so contributed. It is the express intent of the Parties that the Partnership and the OLP own all assets necessary to operate the assets that are identified in this Agreement and in the Offering Memorandum. To the extent any assets were not identified but are necessary to the operation of assets that were identified, then the intent of the Parties is that all such unidentified assets are intended to be conveyed to the Partnership and the OLP. To the extent such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to the Partnership or the OLP. Likewise, to the extent that assets are identified at a later date that were not intended by the Parties to be conveyed as reflected in the Offering Memorandum, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate party.

                                   ARTICLE VI
                               POWERS OF ATTORNEY

6.1 Moriah Properties. Moriah Properties hereby constitutes and appoints the OLP and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of Moriah Properties and its successors and assigns, and for the benefit of the OLP and its successors and assigns, to demand and receive from time to time the Moriah Properties Assets and to execute in the name of Moriah Properties and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of Moriah Properties for the benefit of the OLP as may be appropriate, any and all proceedings at law, in equity or otherwise which the OLP and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the Moriah Properties Assets, (ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the Moriah Properties Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as the OLP or its successors or assigns shall deem advisable. Moriah Properties hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Moriah Properties or its successors or assigns or by operation of law.

6.2 DAB Resources. DAB Resources hereby constitutes and appoints the OLP and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of DAB Resources and its successors and assigns, and for the benefit of the OLP and its successors and assigns, to demand and receive from time to time the DAB Resources Assets and to execute in the name of DAB Resources and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of DAB Resources for the benefit of the OLP as may be appropriate, any and all proceedings at law, in equity or otherwise which the OLP and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the DAB Resources Assets, (ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the DAB Resources Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as the OLP or its successors or assigns shall deem advisable. DAB Resources hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of DAB Resources or its successors or assigns or by operation of law.

6.3 Brothers. Brothers hereby constitutes and appoints the OLP and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of Brothers and its successors and assigns, and for the benefit of the OLP and its successors and assigns, to demand and receive from time to time the Brothers Assets and to execute in the name of Brothers and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of Brothers for the benefit of the OLP as may be appropriate, any and all proceedings at law, in equity or otherwise which the OLP and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the Brothers Assets, (ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the Brothers Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as the OLP or its successors or assigns shall deem advisable. Brothers hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Brothers or its successors or assigns or by operation of law.

6.4 Brothers Production. Brothers Production hereby constitutes and appoints the OLP and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of Brothers Production and its successors and assigns, and for the benefit of the OLP and its successors and assigns, to demand and receive from time to time the Brothers Production Assets and to execute in the name of Brothers Production and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of Brothers Production for the benefit of the OLP as may be appropriate, any and all proceedings at law, in equity or otherwise which the OLP and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the Brothers Production Assets,
(ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the Brothers Production Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as the OLP or its successors or assigns shall deem advisable. Brothers Production hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Brothers Production or its successors or assigns or by operation of law.

6.5 Brothers Operating. Brothers Operating hereby constitutes and appoints the OLP and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of Brothers Operating and its successors and assigns, and for the benefit of the OLP and its successors and assigns, to demand and receive from time to time the Brothers Operating Assets and to execute in the name of Brothers Operating and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of Brothers Operating for the benefit of the OLP as may be appropriate, any and all proceedings at law, in equity or otherwise which the OLP and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the Brothers Operating Assets, (ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the Brothers Operating Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as the OLP or its successors or assigns shall deem advisable. Brothers Operating hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Brothers Operating or its successors or assigns or by operation of law.

6.6 J&W Properties. J&W Properties hereby constitutes and appoints the OLP and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of J&W Properties and its successors and assigns, and for the benefit of the OLP and its successors and assigns, to demand and receive from time to time the J&W Properties Assets and to execute in the name of J&W Properties and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of J&W Properties for the benefit of the OLP as may be appropriate, any and all proceedings at law, in equity or otherwise which the OLP and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the J&W Properties Assets, (ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the J&W Properties Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as the OLP or its successors or assigns shall deem advisable. J&W Properties hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of J&W Properties or its successors or assigns or by operation of law.

6.7 H2K Holdings. H2K Holdings hereby constitutes and appoints the OLP and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of H2K Holdings and its successors and assigns, and for the benefit of the OLP and its successors and assigns, to demand and receive from time to time the H2K Holdings Assets and to execute in the name of H2K Holdings and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of H2K Holdings for the benefit of the OLP as may be appropriate, any and all proceedings at law, in equity or otherwise which the OLP and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the H2K Holdings Assets, (ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the H2K Holdings Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as the OLP or its successors or assigns shall deem advisable. H2K Holdings hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of H2K Holdings or its successors or assigns or by operation of law.

6.8 MBN Properties. MBN Properties hereby constitutes and appoints the OLP and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of MBN Properties and its successors and assigns, and for the benefit of the OLP and its successors and assigns, to demand and receive from time to time the MBN Properties Assets and to execute in the name of MBN Properties and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of MBN Properties for the benefit of the OLP as may be appropriate, any and all proceedings at law, in equity or otherwise which the OLP and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the MBN Properties Assets, (ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the MBN Properties Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as the OLP or its successors or assigns shall deem advisable. MBN Properties hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of MBN Properties or its successors or assigns or by operation of law.

6.9 CSFI. CSFI hereby constitutes and appoints the OLP and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of CSFI and its successors and assigns, and for the benefit of the OLP and its successors and assigns, to demand and receive from time to time the CSFI Assets and to execute in the name of CSFI and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of CSFI for the benefit of the OLP as may be appropriate, any and all proceedings at law, in equity or otherwise which the OLP and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the CSFI Assets, (ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the CSFI Assets, and
(iii) to do any and all such acts and things in furtherance of this Agreement as the OLP or its successors or assigns shall deem advisable. CSFI hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of CSFI or its successors or assigns or by operation of law.

6.10 Moriah Foundation. Moriah Foundation hereby constitutes and appoints the OLP and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of Moriah Foundation and its successors and assigns, and for the benefit of the OLP and its successors and assigns, to demand and receive from time to time the Moriah Foundation Assets and to execute in the name of Moriah Foundation and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of Moriah Foundation for the benefit of the OLP as may be appropriate, any and all proceedings at law, in equity or otherwise which the OLP and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the Moriah Foundation Assets, (ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the Moriah Foundation Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as the OLP or its successors or assigns shall deem advisable. Moriah Foundation hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Moriah Foundation or its successors or assigns or by operation of law.

6.11 CB Foundation. CB Foundation hereby constitutes and appoints the OLP and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of CB Foundation and its successors and assigns, and for the benefit of the OLP and its successors and assigns, to demand and receive from time to time the CB Foundation Assets and to execute in the name of CB Foundation and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of CB Foundation for the benefit of the OLP as may be appropriate, any and all proceedings at law, in equity or otherwise which the OLP and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the CB Foundation Assets, (ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the CB Foundation Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as the OLP or its successors or assigns shall deem advisable. CB Foundation hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of CB Foundation or its successors or assigns or by operation of law.

6.12 Contributing Parties. In addition to the specific powers of attorney granted in the other sections of this Article VI, each of the Parties that has contributed the Assets as reflected by this Agreement (each a "Contributing Party") hereby constitutes and appoints the party to whom the respective Assets were contributed and its successors and assigns (the "Receiving Party"), its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of the applicable Contributing Party and its successors and assigns, and for the benefit of the applicable Receiving Party and its successors and assigns, to demand and receive from time to time the applicable Assets contributed and to execute in the name of the applicable Contributing Party and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of the applicable Contributing Party for the benefit of the applicable Receiving Party as may be appropriate, any and all proceedings at law, in equity or otherwise which the applicable Receiving Party and its successors and assigns, may deem proper in order to (a) collect, assert or enforce any claims, rights or titles of any kind in and to the applicable Assets, (b) defend and compromise any and all actions, suits or proceedings in respect of any of the applicable Assets, and (c) do any and all such acts and things in furtherance of this Agreement as the applicable Receiving Party or its successors or assigns shall deem advisable. Each Contributing Party hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of any Contributing Party or its successors or assigns or by operation of law.

                                   ARTICLE VII
                                  MISCELLANEOUS

7.1 Order of Completion of Transactions. The transactions provided for in
Article II (except as otherwise noted) and Article III of this Agreement shall be completed in the following order:

          First, the transactions provided for in Article II, other than those transactions provided for in Section 2.17, shall be completed in the order set forth therein;

          Second, the transactions provided for in Article III shall be completed in the order set forth therein; and

          Third, the transactions provided for in Article II, Section 2.17 shall be completed in the order set forth therein.

7.2 Consents; Restriction on Assignment. If there are prohibitions against or conditions to the contribution and conveyance of one or more of the Assets without the prior written consent of third parties, including, without limitation, governmental agencies (other than consents of a ministerial nature which are normally granted in the ordinary course of business), which if not satisfied would result in a breach of such prohibitions or conditions or would give an outside party the right to terminate rights of the Party to whom the applicable Assets were intended to be conveyed (the "Beneficial Owner") with respect to such portion of the Assets (herein called a "Restriction"), then any provision contained in this Agreement to the contrary notwithstanding, the transfer of title to or interest in each such portion of the Assets (herein called the "Restriction Asset") pursuant to this Agreement shall not become effective unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable law and any applicable contractual provisions, the assignment of the Restriction Asset subject thereto shall become effective automatically as of the Effective Time, without further action on the part of any Party. Each of the applicable Parties that were involved with the conveyance of a Restriction Asset agree to use their reasonable best efforts to obtain on a timely basis satisfaction of any Restriction applicable to any Restriction Asset conveyed by or acquired by any of them. The description of any portion of the Assets as a "Restriction Asset" shall not be construed as an admission that any Restriction exists with respect to the transfer of such portion of the Assets. In the event that any Restriction Asset exists, the applicable Party agrees to continue to hold such Restriction Asset in trust for the exclusive benefit of the applicable Party to whom such Restriction Asset was intended to be conveyed and to otherwise use its reasonable best efforts to provide such other Party with the benefits thereof, and the party holding such Restriction Asset will enter into other agreements, or take such other action as it may deem necessary, in order to ensure that the applicable Party to whom such Restriction Asset was intended to be conveyed has the assets and concomitant rights necessary to enable the applicable Party to operate such Restriction Asset in all material respects as it was operated prior to the Effective Time.

7.3 Costs. The OLP shall pay all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith. In addition, the OLP shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys' fees) incurred in connection with the satisfaction or waiver of any Restriction pursuant to Section 7.2 to the extent such Restriction was disclosed to the OLP on or before the Effective Date.

7.4 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all Schedules attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, and Schedules shall, unless the context requires a different construction, be deemed to be references to the Articles, Sections and Schedules of this Agreement, respectively, and all such Schedules attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

7.5 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

7.6 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

7.7 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the Parties hereto.

7.8 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the Assets are located, shall apply.

7.9 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

7.10 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of the Assets.

7.11 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties hereto and affected thereby.

7.12 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to its subject matter. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                                        MORIAH PROPERTIES, LTD.

                                        By: Moriah Resources, Inc.,
                                            its general partner


                                        By: /s/ Dale A. Brown
                                            ------------------------------------
                                        Name: Dale A. Brown
                                        Title: President


                                        DAB RESOURCES, LTD.

                                        By: DAB 1999 Corp., its general partner


                                        By: /s/ Dale A. Brown
                                            ------------------------------------
                                        Name: Dale A. Brown
                                        Title: President


                                        BROTHERS PRODUCTION PROPERTIES, LTD.

                                        By: Brothers Production Company, Inc.,
                                            its general partner


                                        By: /s/ Kyle A. McGraw
                                            ------------------------------------
                                        Name: Kyle A. McGraw
                                        Title: President


                                        BROTHERS PRODUCTION COMPANY, INC.


                                        By: /s/ Kyle A. McGraw
                                            ------------------------------------
                                        Name: Kyle A. McGraw
                                        Title: President


                                        BROTHERS OPERATING COMPANY, INC.


                                        By: /s/ Kyle A. McGraw
                                            ------------------------------------
                                        Name: Kyle A. McGraw
                                        Title: President

                                        J&W MCGRAW PROPERTIES, LTD.

                                        By: Wanda J. McGraw Management, LLC,
                                            its general partner


                                        By: /s/ Kyle A. McGraw
                                            ------------------------------------
                                        Name: Kyle A. McGraw
                                        Title: President


                                        MBN PROPERTIES LP

                                        By: MBN Management, LLC,
                                            its general partner


                                        By: /s/ Steven H. Pruett
                                            ------------------------------------
                                        Name: Steven H. Pruett
                                        Title: President


                                        H2K HOLDINGS, LTD.

                                        By: H2K Management, LLC,
                                            its general partner


                                        By: /s/ Paul T. Horne
                                            ------------------------------------
                                        Name: Paul T. Horne
                                        Title: President


                                        CHARITIES SUPPORT FOUNDATION, INC.


                                        By: /s/ Valerie Cornelius
                                            ------------------------------------
                                        Name: Valerie Cornelius
                                        Title: Treasurer


                                        MORIAH FOUNDATION


                                        By: /s/ Dale A. Brown
                                            ------------------------------------
                                        Name: Dale A. Brown
                                        Title: President

                                        CARY BROWN FAMILY FOUNDATION


                                        By: /s/ Cary D. Brown
                                            ------------------------------------
                                        Name: Cary D. Brown
                                        Title: President


                                        LEGACY RESERVES GP, LLC


                                        By: /s/ Steven H. Pruett
                                            ------------------------------------
                                        Name: Steven H. Pruett
                                        Title: President, Chief Financial
                                               Officer and Secretary


                                        LEGACY RESERVES LP

                                        By: Legacy Reserves GP, LLC,
                                            its general partner


                                        By: /s/ Steven H. Pruett
                                            ------------------------------------
                                        Name: Steven H. Pruett
                                        Title: President, Chief Financial
                                               Officer and Secretary


                                        LEGACY RESERVES OPERATING GP LLC

                                        By: Legacy Reserves LP, its sole member

                                        By: Legacy Reserves GP, LLC,
                                            its general partner


                                        By: /s/ Steven H. Pruett
                                            ------------------------------------
                                            Steven H. Pruett
                                            President, Chief Financial Officer
                                            and Secretary

                                        LEGACY RESERVES OPERATING LP

                                        By: Legacy Reserves Operating GP LLC,
                                            its general partner

                                        By: Legacy Reserves LP, its sole member

                                        By: Legacy Reserves GP, LLC,
                                            its general partner


                                        By: /s/ Steven H. Pruett
                                            ------------------------------------
                                        Name: Steven H. Pruett
                                        Title: President, Chief Financial
                                               Officer and Secretary